                                                                   EXHIBIT 10.34

[LOGO OF ORACLE CREDIT CORPORATION]

                                                                Payment Schedule

Page 1 of 1                                            (Oracle Product)  No. 1
-----------                                                                 ---

--------------------------------------------------------    ----------------------------------------------------------------
Customer:        L90 Inc.                                   Executed by Customer (authorized signature):
             ----------------------------------------
                                                            By:        /s/ Tom Sebastian
             ----------------------------------------               ------------------------------------------
Address:     2020 Santa Monica Blvd. Suite 400              Name:    Tom Sebastian
             ----------------------------------------               ------------------------------------------
             Santa Monica, CA   90404                       Title:   Chief Financial Officer
             ----------------------------------------               ------------------------------------------
Contact:     Tom Sebastian                                  Executed by Oracle Credit Corporation:
             ----------------------------------------
Phone:       310-315-1199                                   By:        /s/ Kate Faber
             ----------------------------------------               ------------------------------------------
Order:       NLOF           dated  11/22/99                 Name:    Kate Faber
             ----------------------------------------               ------------------------------------------
Agreement:                  dated                           Title:   Operations Manager
             ----------------------------------------               ------------------------------------------
PPA No.:     2289           dated  30-NOV-99
             ----------------------------------------
                                                            Payment Schedule Effective Date:  30-NOV-99
             ----------------------------------------                                       ------------------
--------------------------------------------------------    ----------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
System                                                       Payment Schedule:
------                                                       ----------------
                                                             Payment Amount             Due Date:
Software:                   $1,342,924.00                    12 Qtly @ $126,286.00   01-Jan-99 thru 01-Oct-02
               ---------------------------
Support:
               ---------------------------
Education:
               ---------------------------
Consulting:
               ---------------------------
Other:                                                       Twelve (12) quarterly payments due and payable as
               ---------------------------                   set forth above
System Price:               $1,342,924.00
               ===========================
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Optional (if this box is checked):
--------
[ ] The Customer has ordered the System from an alliance member/agent of Oracle Corporation, whose name and address are specified below. Customer shall provide OCC with a copy of such Order. The System shall be directly licensed or provided by the Supplier specified in the applicable Order and Agreement, each of which shall be considered a separate contract. Customer has entered into the Order and Agreement based upon its own judgment, and expressly disclaims any reliance upon statements made by OCC about the System, if any. Customer's rights with respect to the System are as set forth in the applicable Order and Agreement and Customer shall have no right to make any claims under such Order and Agreement against OCC or its Assignee. Neither Supplier nor any alliance member/agent is authorized to waive or alter any term or condition of this Contract.
If within ten days of the Payment Schedule Effective Date, OCC is provided with Customer invoices for the System specifying applicable Taxes, then OCC may add the applicable Taxes in accordance with this Contract.

   Alliance Member/Agent:
                          ------------------------------------------------------
   Address:
                          ------------------------------------------------------
   Contact:                                      Phone:
                          ------------------------------------------------------

--------------------------------------------------------------------------------

This Payment Schedule is entered into by Customer and Oracle Credit Corporation ("OCC") for the acquisition of the System from Oracle Corporation, an alliance member/agent of Oracle Corporation or any other party providing any portion of the System ("Supplier"). This Payment Schedule incorporates by reference the terms and conditions of the above-referenced Payment Plan Agreement ("PPA") to create a separate Contract ("Contract").

A. PAYMENTS: This Contract shall replace Customer's payment obligation under the Order and Agreement to Supplier, to the extent of the System Price listed above, upon Customer's delivery of a fully executed Order, Agreement, PPA, Payment Schedule, and any other documentation required by OCC, and execution of the Contract by OCC. Customer agrees that OCC may add the applicable Taxes due on the System Price to each Payment Amount based on the applicable tax rate invoiced by Supplier at shipment. OCC may adjust subsequent Payment Amounts to reflect any change or correction in Taxes due. If the System Price includes support fees for a support period that begins after the first support period, such future support fees and the then relevant Taxes will be paid to Supplier as invoiced in the applicable support period from the Payment Amounts received in that period. The balance of each Payment Amount, unless otherwise stated, includes a proportional amount of the remaining components of the System Price excluding such future support fees, if any.

B. SYSTEM: Software shall be accepted, and the services shall be deemed ordered pursuant to the terms of the Agreement. Customer agrees that any software acquired from Supplier to replace any part of the System shall be subject to the terms of the Contract. Any claims related to the performance of any component of the System shall be made pursuant to the Order and Agreement. Neither OCC nor Assignee shall be responsible to Customer for any claim or liability pertaining to any performance, actions, warranties or statements of Supplier.

C. ADMINISTRATIVE: Customer agrees that OCC or its Assignee may treat executed faxes or photocopies delivered to OCC as original documents; however, Customer agrees to deliver original signed documents if requested. Customer agrees that OCC may insert the appropriate administrative information to complete this form. OCC will provide a copy of the final Contract upon request.

ORACLE Credit Corporation
=====================================================
Customer:        L90 Inc.
                 ____________________________________

                 ____________________________________

Address:         2020 Santa Monica Blvd. Suite 400
                 ____________________________________

                 Santa Monica, CA 90404
                 ____________________________________

                 ____________________________________

Phone:           310-315-1199
                 ____________________________________

PPA No.:         2289
                 ____________________________________

Effective Date:  30-Nov-99
                 ____________________________________
=====================================================

The Payment Plan Agreement ("PPA") is entered into by Customer and Oracle Credit Corporation ("OCC") to provide for the payment of the System Price specified in a Payment Schedule on an installment basis. The System (as defined below) is being acquired from Oracle Corporation, an alliance member/agent of Oracle Corporation or any other party providing any portion of the System ("Supplier"). Each Payment Schedule shall specify the Software and other products and services, which items together with any upgrade, transfer, substitution, or replacement thereof, shall comprise the "System." Each Payment Schedule shall incorporate the terms and conditions of the PPA to form a "Contract," and the System specified therein shall be subject to the terms and conditions of such Contract. The System shall be licensed or provided to Customer directly by Supplier pursuant to the terms of the Order and Agreement specified in the Contract. Except as provided under the Contract, Customer's rights and remedies under the Order and Agreement, including Supplier's warranty and refund provisions, shall not be affected.

1. PAYMENT SCHEDULE: Customer agrees to pay OCC the Payment Amounts in accordance with the Contract, with each payment due and payable on the applicable Due Date. If full payment of each Payment Amount and other amounts payable is not received by OCC within 10 days of each Due Date, Customer agrees to pay to OCC interest on the overdue amount at the rate equal to the lesser of one and one-half percent (1.5%) per month, or the maximum amount allowed by law. Unless stated otherwise, Payment Amounts exclude any applicable sales, use, property or any other tax allocable to the System, Agreement or Contract ("Taxes"). Any amounts or any Taxes payable under the Agreement which are not added to the Payment Amounts due under the Contract are due and payable by Customer, and Customer shall remain liable for any filing obligations. Customer's obligation to remit Payment Amounts to OCC or its assignee in accordance with the Contract is absolute, unconditional, noncancellable, independent, and shall not be subject to any abatement, set-off, claim, counterclaim, adjustment, reduction, or defense for any reason, including but not limited to, any termination of any Agreement, or performance of the System.

2. ASSIGNMENT: Customer hereby consents to OCC's assignment of all or a portion of its rights and interests in and to the Contract to third-parties ("Assignee"). OCC shall provide Customer notice thereof. Customer and OCC agree that Assignee shall not, because of such assignment, assume any of OCC's or Supplier's obligations to Customer. Customer shall not assert against Assignee any claim, defense, counterclaim or setoff that Customer may have against OCC or Supplier. Customer waives all rights to make any claim against Assignee for any loss or damage of the System or breach of any warranty, express or implied, as to any matter whatsoever, including by not limited to the System and service performance, functionality, features, merchantability or fitness for a particular purpose, or any indirect, incidental or consequential damages or loss of business. Customer shall pay Assignee all amounts due and payable under the Contract, but shall pursue any claims under any Agreement solely against Supplier. Except when a Default occurs, neither OCC nor Assignee will interfere with Customer's quiet enjoyment or use of the System in accordance with the Agreement's terms and conditions.

3.  DEFAULT; REMEDIES: Any of the following shall constitute a Default under the
Contract: (i) Customer fails to pay when due any sums due under

                                PAYMENT PLAN AGREEMENT
======================================================
Executed by Customer (authorized signature):

By:           /s/Tom Sebastian
              ________________________________________

Name:         Tom Sebastian
              ________________________________________

Title:        Chief Financial Officer
              ________________________________________

Executed by Oracle Credit Corporation:

By:           /s/Kate Faber
              ________________________________________

Name:         Kate Faber
              ________________________________________

Title:        Operations Manager
              ________________________________________
======================================================

an Contract; (ii) Customer breaches any representation or fails to perform any obligation in any Contract; (iii) Customer materially breaches or terminates the license relating to the Software; (iv) Customer defaults under a material agreement with Assignee; or (v) Customer becomes insolvent or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for Customer or for a substantial part of its assets, or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against Customer.

In the event of a Default that is not cured within thirty (30) days of its occurrence, OCC may: (i) require all outstanding Payment Amounts and other sums due and scheduled to become due (discounted at the lesser of the rate in the Contract or five percent (5%) per annum simple interest) to become immediately due and payable by Customer; (ii) pursue any rights provided under the Agreement, as well as terminate all of Customer's rights to use the System and related services, and Customer agrees to cease all use of the System; and (iii) pursue any other rights or remedies available at law or in equity. In the event OCC institutes any action for the enforcement of the collection of Payment Amounts, there shall be due from Customer, in addition to the amounts due above, all costs and expenses of such action, including reasonable attorney's fees. No failure or delay on the part of OCC to exercise any right or remedy hereunder shall operate as a waiver thereof, or as a waiver of any subsequent breach. All remedies are cumulative and not exclusive. Customer acknowledges that upon a default under the Contract, no party shall license, lease, transfer or use any Software in mitigation of any damages resulting from Customer's default.

4. CUSTOMER'S REPRESENTATIONS AND COVENANTS: Customer represents that, throughout the term of the Contract, the Contract has been duly authorized and constitutes a legal, valid, binding and enforceable agreement of Customer. Any transfer or assignment of Customer's rights or obligations in the System, or under the Agreement or the Contract shall require OCC's and Assignee's prior written consent. A transfer shall include a change in majority ownership of Customer. Customer agrees to promptly execute any ancillary documents and take further actions as OCC or Assignee may reasonably request, including, but not limited to, assignment notifications, acceptance certificates, certificates of authorization, registrations, and filings. Customer agrees to provide copies of Customer's balance sheet, income statement, and other financial reports as OCC or Assignee may reasonably request.

5. MISCELLANEOUS: The Contract shall constitute the entire agreement between Customer and OCC regarding the subject matter herein and shall supersede any inconsistent terms set forth in the Order, Agreement or any related agreements, Customer purchase orders and all prior oral and written understandings. If any provision of the Contract is invalid, such invalidity shall not affect the enforceability of the remaining terms of the Contract. Customer's obligations under the Contract shall commence on the Effective Date specified therein. Except for payment terms specified in the Contract, Customer remains responsible for all the obligations under each Agreement. Each Payment Schedule, and any changes to a Contract or any related document, shall take effect when executed by OCC. The Contract shall be governed by the laws of the State of California and shall be deemed executed in Redwood Shores, CA as of the Contract Effective Date.

[CITY NATIONAL BANK LOGO]

CITY NATIONAL BANK                              SWIFT ADDRESS:CINAUS6L
INTERNATIONAL DEPARTMENT                        TELEX NO. 825717
606 SOUTH OLIVE STREET, SUITE 300               TEL NO. (213) 347-2300
LOS ANGELES, CALIFORNIA  90014                  FAX NO. (213) 347-2327


PAGE 1 OF 2

ISSUE DATE: 11/30/1999


IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER 991124.OD.0899

BENEFICIARY:   LEASETEC CORPORATION
               1000 SO. MCCASLIN BLVD.
               SUPERIOR, CO  80027

APPLICANT:     L90, INC.
               2020 SANTA MONICA BLVD., SUITE 400
               SANTA MONICA, CA 90404

AMOUNT:        USD 1,208,632.00
ONE MILLION TWO HUNDRED EIGHT THOUSAND SIX HUNDRED THIRTY TWO
EXACTLY U.S. DOLLARS
EXPIRY DATE AND PLACE:  10/01/2000 ISSUING BANK, INT'L DEPT.

GENTLEMEN:

WE HEREBY ISSUE OUR IRREVOCABLE LETTER OF CREDIT NO. 991124.OD.0899 IN THE
FAVOR OF THE BENEFICIARY, AS INDICATED ABOVE, FOR THE ACCOUNT OF
APPLICANT, AS INDICATED ABOVE, FOR UP TO THE AGGREGATE AMOUNT OF USD1,208,632.00 (ONE MILLION TWO HUNDRED EIGHT THOUSAND SIX HUNDRED THIRTY TWO U.S. DOLLARS). WE UNDERTAKE TO HONOR FROM TIME TO TIME YOUR DRAFTS AT SIGHT DRAWN ON CITY NATIONAL BANK, INTERNATIONAL DEPARTMENT, LOS ANGELES, CALIFORNIA AND ACCOMPANIED BY THE DOCUMENTS AS SPECIFIED BELOW:

1.  THIS ORIGINAL STANDBY LETTER OF CREDIT, AND AMENDMENT(S) IF ANY.

2. A STATEMENT SIGNED AND DATED BY AN AUTHORIZED SIGNER OF BENEFICIARY STATING ONE OF THE FOLLOWING:
I, [NAME OF SIGNER], AN AUTHORIZED SIGNER FOR [INSERT BENEFICIARY NAME], CERTIFY THAT,
(1) L90, INC. IS IN DEFAULT UNDER THE CONTRACT DATED [INSERT DATE OF CONTRACT] BETWEEN ORACLE CREDIT CORPORATION AND L90, INC., AS ASSIGNED TO LEASETEC CORPORATION (THE "CONTRACT") AND THAT [INSERT BENEFICIARY NAME], HAS DETERMINED THAT THE AMOUNT OF THE ACCOMPANYING DRAFT (I) IS DUE AND OWING BY L90, INC. TO [INSERT BENEFICIARY NAME], OR (II) REPRESENTS AN AMOUNT WHICH [INSERT BENEFICIARY NAME], IS PERMITTED TO DRAW UNDER CITY NATIONAL BANK LETTER OF CREDIT NUMBER 991124.OD.0899 PURSUANT TO THE CONTRACT; OR,

(2) A PETITION HAS BEEN FILED BY OR AGAINST L90, INC. UNDER TITLE 11 OF THE UNITED STATES CODE OR ANY SUCCESSOR OR SIMILAR LAW; OR (3) [INSERT BENEFICIARY NAME] HAS BEEN NOTIFIED BY CITY NATIONAL BANK THAT THEIR LETTER OF CREDIT NO. 991124.OD.0899 WILL NOT BE RENEWED AT ITS CURRENT EXPIRY DATE AND [INSERT BENEFICIARY NAME]

[LOGO OF CITY NATIONAL BANK]

PAGE 2 OF 2
IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER 991124.OD.0899

HAS ELECTED TO DRAW AGAINST THE LETTER OF CREDIT PRIOR TO SAID EXPIRY DATE. THEREFORE, WE ARE DRAWING THE AMOUNT OF [AMOUNT OF DRAWING] DRAW UNDER CITY NATIONAL BANK OF CREDIT NUMBER 991124.OD.0899.

SPECIAL CONDITIONS:
1.   PARTIAL DRAWINGS ALLOWED.
2.   MULTIPLE DRAWINGS NOT ALLOWED.
3. THIS LETTER OF CREDIT IS VALID UNTIL OCTOBER 1, 2000, PROVIDED HOWEVER THAT THIS LETTER OF CREDIT WILL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR SUCCESSIVE ONE (1) YEAR PERIODS FROM THE PRESENT OR ANY FUTURE EXPIRY DATE HEREOF, UNLESS SIXTY (60) DAYS PRIOR TO ANY SUCH EXPIRY DATE WE ELECT NOT TO RENEW THIS LETTER OF CREDIT AND GIVE YOU WRITTEN NOTICE BY REGISTERED MAIL RETURN RECEIPT REQUESTED OR BY OVERNIGHT COURIER SERVICE TO MAIL RETURN RECEIPT REQUESTED OR BY OVERNIGHT COURIER SERVICE TO THE BENEFICIARY ADDRESS AS STATED IN THIS LETTER OF CREDIT OF SUCH ELECTION, WHICH NOTICE SHALL BE DEEMED GIVEN WHEN RECEIVED BY YOU. UPON RECEIPT OF THAT NOTICE, YOU HAVE THE RIGHT TO DRAW AGAINST THE AMOUNT REMAINING AVAILABLE UNDER THIS LETTER OF CREDIT BY PRESENTATION OF YOUR CLEAN SIGHT DRAFT DRAWN UPON US AND ACCOMPANIED BY YOUR STATEMENT SIGNED AS AFORESAID.
4. THIS LETTER OF CREDIT IS TRANSFERABLE. TRANSFER OF THIS LETTER OF CREDIT IS SUBJECT TO OUR RECEIPT OF YOUR INSTRUCTIONS ACCEPTABLE TO US IN THE FORM ATTACHED HERETO AS EXHIBIT A, ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENT(S), IF ANY, AND PAYMENT OF OUR USUAL TRANSFER FEES.

EACH DRAFT DRAWN HERE UNDER MUST STATE "DRAWN UNDER CREDIT NUMBER 991124.OD.0899 OF CITY NATIONAL BANK, LOS ANGELES, CALIFORNIA."

WE HEREBY AGREE WITH DRAWERS OF ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT THAT SUCH DRAFTS WILL BE DULY HONORED BY US UPON PRESENTATION FOR PAYMENT AT THE OFFICE OF THE CITY NATIONAL BANK, INTERNATIONAL DEPARTMENT, 606 SOUTH OLIVE STREET, SUITE 300, LOS ANGELES, CALIFORNIA 90014 ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998 (ISP98), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.



/S/ To Man Yuen                               /S/ Chan Yuk Wah Wong
---------------------                         ---------------------
AUTHORIZED SIGNATURE                          AUTHORIZED SIGNATURE
TO MAN YUEN                                   CHAN YUK WAH WONG
ASSISTANT VICE PRESIDENT                      INTERNATIONAL BANKING OFFICER

THIS FORMS AN INTEGRAL PART OF STANDBY LETTER OF CREDIT NUMBER 991124.OD.0899.

           This Form To Be Used Where A Letter Of Credit Is Transferred In its Entirety And No Substitution Of Invoice Is Involved


                                   EXHIBIT A


                                                      DATE ____________________

City National Bank
International Department                    Re:  Credit         issued by
606 South Olive Street
Los Angeles, California 90014                       Your Advice No. ____________

Gentlemen:
          For value received, the undersigned beneficiary hereby irrevocably transfers to:

                        _____________________________________
                               (Name of Transferee)


                        _____________________________________

                                     (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

           By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any the amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

           The advice of such Letter of Credit is returned herewith together with any and all amendments, and we ask you to endorse the transfer on the reverse of the advice, and forward it direct to the transferee with your customary notice of transfer.

           Enclosed is remittance of $_______________________ in payment of your transfer commission and in addition thereto we agree to pay to you on demand any expenses which may be incurred by you in connection with this transfer.


                                                Yours very truly,




SIGNATURE AUTHENTICATED


_______________________________                 _______________________________
           (Bank)                                 (signature of beneficiary)


_______________________________                 _______________________________
    (Authorized Signature)